As filed with the Securities and Exchange

Commission on November 26, 2014

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Northwest Biotherapeutics, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHWEST BIOTHERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2014

Dear Stockholder:

You are hereby cordially invited to attend the 2014 Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc., which will be held on Friday, December 19, 2014 at 10:00 a.m. (local time) at the offices Gibson, Dunn and Crutcher LLP, 1050 Connecticut Avenue, NW, 2nd Floor, Washington, DC 20036, and any adjournments or postponements of the annual meeting.

We are holding the annual meeting for the following purposes:

1.	To elect two members to our Board of Directors to serve as Class II directors for a term of three years;

2.	To hold an advisory vote on executive compensation;

3.	To hold an advisory vote on the frequency with which future advisory votes on executive compensation should be held;

4.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

5.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at the annual meeting.

Only stockholders of record on our books at the close of business on Friday, November 14, 2014 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. For 10 days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the annual meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.

A copy of our 2013 Annual Report on Form 10-K, which contains our consolidated financial statements for the fiscal year ended December 31, 2013, and other information of interest to stockholders, accompanies this notice and the attached proxy statement. This notice, the attached proxy statement and our 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.

By Order of the Board of Directors,

/s/Linda F. Powers
Chairperson of the Board of Directors

November 26, 2014

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

NORTHWEST BIOTHERAPEUTICS, INC.

4800 Montgomery Lane

Suite 800

Bethesda, Maryland 20814

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 19, 2014

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”), for use at the 2014 Annual Meeting of Stockholders to be held on Friday, December 19, 2014 at 10:00 a.m. (local time) at the law firm of Gibson, Dunn and Crutcher LLP, 1050 Connecticut Avenue, NW, 2nd Floor, Washington, DC 20036, and any adjournments or postponements of the annual meeting. The Board of Directors, or the Board, is soliciting proxies for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Record Date and Share Ownership

Only stockholders of record on our books at the close of business on Friday, November 14, 2014 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting. As of the close of business on November 14, 2014, we had 64,504,106 shares of common stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the annual meeting. Copies of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, will be mailed to stockholders of record on or about November 26, 2014. Exhibits to the Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.

Voting in Person

If you plan to attend the meeting and vote in person, we will provide a ballot to you when you arrive. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on November 14, 2014, the record date for voting.

Voting by Proxy

Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the annual meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy by accessing the proxy materials on the secured website http://www.investorvote.com/NWBO and following the voting instructions on that website. If you do not provide instructions as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:

•	FOR the election of Robert A. Farmer and Jerry Jasinowski, as the Class II directors;

•	FOR, on an advisory basis, the Company’s executive compensation;

•	FOR, on an advisory basis, the option of every three years as the frequency with which stockholders are provided an advisory vote on executive compensation; and

•	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

If other matters come before the annual meeting, the persons named as proxy will vote on such matters in accordance with his or her best judgment. We have not received any notice of other matters that may properly be presented at the annual meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, e-mail, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.

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Revoking a Proxy

You may revoke your proxy at any time prior to the start of the annual meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the annual meeting will not itself be deemed to revoke your proxy unless you give notice at the annual meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.

Quorum Required

A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote on the election of directors at the annual meeting present in person or represented by proxy represents a quorum. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.

Votes Required

Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on at the annual meeting. As of November 14, 2014, there were 64,504,106 shares of our common stock outstanding and entitled to vote at the meeting. With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for”, “against” or “abstaining” with respect to such routine matters.

With respect to “non-routine” matters, such as the election of directors, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted “for”, “against”, “abstaining” or “withheld from” with respect to such non-routine matters.

Proposal 1: Election of Robert A. Farmer and Jerry Jasinowski as the Class II Directors

Under our bylaws, the election of directors requires the affirmative vote of a plurality of the votes cast, and votes may be cast in favor of the nominee or withheld. A “plurality” means that the nominee receiving the most votes for election to a director position is elected to that position. You may withhold votes from a nominee by notation on your proxy card. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares voted in the election and, accordingly, will not affect the election of directors.

Proposal 2: Advisory Votes on 2013 Executive Compensation

The approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined below) as disclosed in this proxy statement requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the proposal. Because your vote is advisory, it will not be binding on our Board or our Company. However, the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Proposal 3: Frequency of Advisory Votes for to Approve Executive Compensation

The frequency of the advisory vote on executive compensation receiving the greatest number of votes cast—one year, two years or three years—will be deemed by us as the frequency that has been recommended by stockholders. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the proposal. Because your vote is advisory, it will not be binding on our Board or our Company. However, the Board and the Compensation Committee will consider the outcome of the vote when making future decisions regarding the frequency of the advisory vote on executive compensation.

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Proposal 4: Ratification of the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2014

The affirmative vote of a majority of the votes cast at the meeting is required to ratify the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2014. You may vote “for” or “against” the ratification of the appointment of Marcum LLP as our registered public accounting firm for fiscal year ending December 31, 2014 or you may “abstain” from voting. In accordance with Delaware law, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions will not be counted for purposes of determining the number of shares voted on the matter and, accordingly, will not affect ratification of Marcum.

Householding

Stockholders of record who reside at the same address will receive a single copy of our annual report, proxy statement and notice of annual meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.

If you receive multiple copies of our annual report, proxy statement and notice of annual meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below. If you hold your shares in street name, you should contact your broker or nominee regarding combining mailings.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Directors and Nominee for Director

We have a classified Board currently consisting of one Class I director (Dr. Alton L. Boynton), two Class II directors (Robert A. Farmer and Jerry Jasinowski), and two Class III directors (Linda F. Powers and Dr. Navid Malik). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. This year, two Class II directors will be presented to the stockholders for election to a three-year term that expires at the 2017 annual meeting and until their successors are elected and qualified. The Class I director has a term that expires at the 2016 annual meeting and the Class III directors have a term that expires at the 2015 annual meeting.

The persons named in the enclosed proxy will vote to elect Robert A. Farmer and Jerry Jasinowski as the Class II directors, unless your proxy is marked otherwise. Messrs. Farmer and Jasinowski have indicated their willingness to serve, if elected. If either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Messrs. Farmer and Jasinowski will be unable to serve if elected.

Set forth below are the name and age of each member of our Board (including Robert A. Farmer and Jerry Jasinowski, the nominees for election as the Class II directors), and the positions and offices held by him or her, his or her principal occupation and business experience during at least the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a member of our Board.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the Class II nominees receiving the highest number of votes will be elected.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the election of the nominee named in this proxy statement.

If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.

Recommendation

We recommend that you vote FOR Robert A. Farmer and Jerry Jasinowski as the Class II directors.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Directors

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of September 30, 2014 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Name	Age	Position
Linda F. Powers	59	Class III Director, Chairperson, President and Chief Executive Officer
Dr. Alton L. Boynton	70	Class I Director, Chief Scientific Officer
Robert A. Farmer	74	Class II Director
Dr. Navid Malik	45	Class III Director
Jerry Jasinowski	71	Class II Director

Director Biographies

Linda F. Powers.   Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007 and Chief Executive Officer since June 8, 2011. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III thereafter. She also has over 15 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing.  Ms. Powers is a Board member of M2GEN (an affiliate of Moffitt

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Cancer Center), the Chinese Biopharmaceutical Association, and the Rosalind Franklin Society. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served an additional four years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and has been appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of six private biotechnology companies.  Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.

Alton L. Boynton, Ph.D.   Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.

Robert A. Farmer was appointed to the Board of Directors in December 2009. Mr. Farmer served as the national treasurer of four presidential campaigns, including those for John Kerry, Bill Clinton, Michael Dukakis and John Glenn.  In these roles he led fundraising of over $800 million. He served under Ron Brown as treasurer of the Democratic National Committee, and served for eight years as treasurer of the Democratic Governor’s Association.  President Clinton appointed Mr. Farmer as the United States Consul General to Bermuda, where he served from 1994 to 1999. Mr. Farmer also had a successful career as an entrepreneur, including building his own publishing company, which he sold in 1983.  Mr. Farmer currently serves on the boards of directors of International Data Group, Dale Carnegie Associates, Sober Steering Sensors, LLC, Charlesbridge Publishing, and Haute Living.  Mr. Farmer is a graduate of Dartmouth College and Harvard Law School. We believe Mr. Farmer’s background and experience, as well as his service on other boards of directors, make him well qualified to serve as a Director.

Dr. Navid Malik was appointed to the Board of Directors in April 2012. Dr. Malik is the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an independent specialist institutional securities firm.  From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two Starmine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors).  Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.

Jerry Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the Boards of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.

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PROPOSAL NO. 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, the Board of Directors is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results.

Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.

The compensation of the Named Executive Officers is described on pages 14-16 of this proxy statement.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of Northwest Biotherapeutics, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table for fiscal 2013, and the other related tables and disclosures.”

As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the meeting is required to approve the compensation of our Named Executive Officers, as disclosed in this proxy statement.

Recommendation

The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2013 executive compensation.

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PROPOSAL NO. 3—ADVISORY VOTE REGARDING THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are also required to seek a nonbinding advisory stockholder vote regarding the frequency of submission to stockholders of a “say on pay” advisory vote such as Proposal Two. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on our executive compensation programs either annually, every two years, or every three years. Although this vote is advisory and nonbinding, the Board of Directors will review voting results and give consideration to the outcome of such voting.

Our Company is a clinical stage company involved in multiple clinical trials, which involve multi-year activities. Accordingly, as indicated below, the Board recommends that you vote in favor of an advisory vote on our compensation program every three years.

Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting when voting in response to the resolution set forth below:

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Northwest Biotherapeutics, Inc. is to hold a stockholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Summary Compensation Table for fiscal 2013, and the other related tables and disclosures).”

As indicated above, the stockholder vote on the frequency of nonbinding stockholder votes to approve executive compensation will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or the Board. The vote will not be construed to create or imply any change to our Company’s fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Vote Required

The frequency—every one, two or three years—receiving the greatest number of votes cast shall be deemed the recommendation of the stockholders for the frequency of future advisory votes on executive compensation.

Recommendation

The Board unanimously recommends that stockholders vote FOR the option of every THREE yearS as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.

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PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP, or Marcum, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Peterson Sullivan, PLLC, or Peterson Sullivan, served as our independent registered public accounting firm for the fiscal year ended December 31, 2012. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.

On July 25, 2013, we changed our independent registered public accounting firm from Peterson Sullivan to Marcum for the year ending December 31, 2013. The change was approved by the Audit Committee and was made to provide us with an auditing firm with a broader national presence. Peterson Sullivan is located in Seattle, Washington, and had served as our independent registered public accounting firm since February 16, 2005.

 Peterson Sullivan’s reports on our consolidated financial statements as of December 31, 2011 and 2012, and for the two years then ended and for the period from March 18, 1996 (inception) to December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, although the report contained an explanatory paragraph relating to our ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

 During the two years ended December 31, 2012 and through July 25, 2013, there were no: (a) disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Peterson Sullivan’s satisfaction, would have caused Peterson Sullivan to make reference to the subject matter thereof in connection with its reports on our financial statements as of December 31, 2011 and 2012, and for the two years then ended and for the period from March 18, 1996 (inception) to December 31, 2012; or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K. However, Peterson Sullivan identified material weaknesses in our financial reporting process with respect to segregation of duties and lack of controls over reporting of material transactions and developments in the financial statements.

  Peterson Sullivan has indicated to us that it concurs with the foregoing statements contained in the paragraphs above as they relate to Peterson Sullivan and furnished a letter dated July 30, 2013 to the SEC to this effect. A copy of the letter from Peterson Sullivan is attached as Exhibit 16.1 to our current report on Form 8-K filed with the SEC on July 31, 2013.

 During the two years ended December 31, 2012 and through July 25, 2013, neither we nor anyone acting on our behalf consulted with Marcum regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Representatives of Marcum are not expected to be present at the annual meeting of stockholders and consequently will not have the opportunity to make a statement or be available to respond to questions.

Vote Required

Ratification of the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.

Voting by the Proxies

The proxies will vote your common stock in accordance with your instructions. Unless you give specific instructions to the contrary, your common stock will be voted for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Recommendation

The Board unanimously recommends that you vote FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of September 30, 2014 by:

•	each person, or group of affiliated persons, who is known by us to own beneficially 5% or more of any class of our equity securities;

•	our directors and nominees for director;

•	each of our named executive officers, as defined in Item 402(a)(3) of Regulation S-K; and

•	our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of September 30, 2014. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our executive officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC.

Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	195,608	*	%
Marnix L. Bosch, Ph.D., M.B.A.(3)	151,658	*	%
Linda F. Powers(4)	39,202,623	50.67%
Robert A. Farmer(5)	174,139	*	%
Leslie Goldman(6)	504,501	*	%
Dr. Navid Malik	10,000	*	%
Anthony Maida, Ph.D.(7)	7,500	*	%
Jerry Jasinowski(8)	134,573	*	%
All executive officer s and directors as a group (8 persons)	40,382,602	51.69%
5% Security Holders

Toucan Partners, LLC(9) 4800 Montgomery Lane, Suite 801 Bethesda, MD 20814	4,105,474	6.40%

Cognate BioServices, Inc.(10) 4800 East Shelby Drive, Suite 108, Memphis, TN	29,899,143	41.15%

Dennis Mehiel(11) 7 Renaissance Square 5th Floor White Plains, NY 10601	4,150,843	6.52%

*	Less than 1%.

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(1)	Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 62,218,685 shares of common stock issued and outstanding as of September 30, 2014.

(2)	Consists of (i) 12,189 shares held by Dr. Boynton and (ii) 185,419 shares of common stock underlying options that are currently exercisable.

(3)	Consists of (i) 9,802 shares held by Dr. Bosch and (ii) 141,856 shares of common stock underlying options that are currently exercisable.

(4)	Consists of (i) 1,572,200 shares held by Ms. Powers; (ii) 592,500 shares of common stock underlying currently exercisable options and 1,335,659 shares of common stock underlying currently exercisable warrants held by Ms. Powers; (iii) 804,145 shares of common stock held by Toucan Capital Fund III, L.P.; (iv) 893,502 shares of common stock underlying currently exercisable warrants held by Toucan Capital; (v) 2,211,784 shares of common stock held by Toucan Partners, LLC; (vi) 1,893,690 shares of common stock underlying currently exercisable warrants held by Toucan Partners; (vii) 10,432,387 shares of common stock underlying warrants held by Cognate Bioservices, Inc.; and (viii) 19,466,756 shares of common stock held by Cognate Bioservices, Inc. Ms. Powers has voting and dispositive power over the securities owned by the Toucan entities and Cognate Bioservices, Inc.

(5)	Consists of (i) 135,417 shares held by Mr. Farmer and (ii) 38,722 shares of common stock underlying currently exercisable warrants.

(6)	Consists of (i) 172,742 held by Mr. Goldman, (ii) 238,008 shares of common stock underlying currently exercisable warrants, and (iii) 93,750 shares of common stock underlying currently exercisable options.

(7)	Consists of shares of common stock underlying currently exercisable options.

(8)	Consists of (i) 79,317 shares held by Mr. Jasinowski and (ii) 55,256 shares of common stock underlying currently exercisable warrants.

(9)	Consists of (i) 1,893,690 shares of common stock underlying currently exercisable warrants and (ii) 2,211,784 shares of common stock. Linda Powers holds the voting and dispositive power over the shares held by Toucan Partners, LLC.

(10)	Consists of (i) 19,466,756 shares of common stock and (ii) 10,432,387 shares of common stock underlying currently exercisable warrants. Linda Powers holds the voting and dispositive power over the shares held by Cognate BioServices, Inc.

(11)	Includes 2,737,421 shares of common stock and warrants to acquire 1,413,422 shares of common stock.

CORPORATE GOVERNANCE MATTERS

Board Leadership Structure

The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in our Company’s best interest and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing us, and is thus best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which is unusual for a small biotech company and requires heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. The Board has not appointed a lead independent director.

Board of Directors’ Role in Risk Oversight

The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Ethics. The Compensation Committee oversees risks arising from our compensation policies and programs. This Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs.

Director Independence

Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors considers Messrs. Farmer, Malik and Jasinowski to be independent.

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Audit Committee

The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee acts under a written charter.

The Audit Committee currently consists of Messrs. Farmer, Malik and Jasinowski. Our Board has undertaken a review of the independence of our directors and has determined that Messrs. Farmer, Malik and Jasinowski are independent within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the NASDAQ Marketplace Rules. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Compensation Committee

The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our stock option plans. Ms. Powers, our Chairperson, President and Chief Executive Officer, participated in discussions regarding salaries and incentive compensation for all of our executive officers, except that she was and is excluded from discussions regarding her own salary and incentive compensation. The Board has adopted a written charter for the Compensation Committee and its current members are Messrs. Farmer, Malik and Jasinowski. The Compensation Committee does not delegate its authority pursuant to its written charter. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of NASDAQ.

Nominations Committee

The Nominations Committee has responsibility for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors.

The Nominations Committee currently consists of Messrs. Farmer, Malik and Jasinowski. The Board of Directors has determined that all of the members are “independent” under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.

Information Regarding Meetings of the Board and Committees

The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2013, the Board held no less than 15 meetings and also conducted business by written consent, the Audit Committee held 4 meetings, the Compensation Committee held four meetings and the Nominations Committee held one meeting. Each person who was a director during 2013 attended at least 75% of the Board meetings and the meetings of the committee on which he or she served. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. Two of our directors attended the 2013 annual meeting.

Code of Business Conduct and Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of our Code of Business Conduct and Ethics will be provided free of charge upon request to Secretary, Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland, 20814.

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Nomination of Directors

The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a nomination in advance of the next year’s annual meeting, a stockholder must provide written notification to our secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s annual meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.

The notice must include the information specified in our bylaws, including the following: (a) as to each proposed nominee (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act, (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear in our records, of such stockholder; (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder; and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nomination are to be made by such stockholder.

Communication with the Board of Directors

We have established a procedure by which our stockholders may communicate directly with our Board. All communications should be in written form and directed to our corporate secretary at the following address: Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary (240) 497-9024.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers.

Name	Age	Position
Linda F. Powers	58	Class III Director, Chairperson, President and Chief Executive Officer
Alton L. Boynton, Ph.D.	70	Class I Director, Chief Scientific Officer
Anthony E. Maida, Ph.D.	61	Senior Vice President, Clinical Research
Leslie J. Goldman	69	Senior Vice President, Business Development
Marnix L. Bosch, Ph.D.	54	Chief Technical Officer

Linda F. Powers. Please see “Director Biographies” above.

Alton L. Boynton, Ph.D. Please see “Director Biographies” above.

Anthony E. Maida, Ph.D. Dr. Maida joined our Company in June 2011, as Chief Operating Officer. He became Senior Vice President, Clinical Research in 2014. Dr. Maida has more than 20 years’ experience in building oncology companies, with expertise in the business, financial, clinical and regulatory aspects of and the underlying science of oncology business.  Over these two decades, Dr. Maida has held positions as Chairman, CEO, COO, CSO, CFO and VP Business Development.  Among these experiences, he served as CEO of CancerVax Corporation, an early leader in cancer vaccines.  In that role, he was responsible for conducting multi-hundred patient, multi-center clinical trials with the company’s cancer vaccines. Prior to joining us, Dr. Maida was serving as global head of oncology for a leading contract research organization that manages clinical trials in the U.S. and internationally.

Leslie J. Goldman joined us as Senior Vice President, Business Development in June 2011. Prior to joining us, Mr. Goldman was a

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partner at the law firm of Skadden, Arps for over 30 years, specializing in a wide array of advanced technologies and their commercialization.    Mr. Goldman also serves as an advisor to a number of other technology companies. In addition, for eight years, Mr. Goldman served as Chairman of the Board of a group of TV stations in four mid-size cities across the country.

Marnix L. Bosch joined us in 2000, and has been serving as our Chief Technical Officer for a number of years.  In this capacity, he plays a key role in the preparation and submission of our regulatory applications, as well as ongoing development of our product lines, and ongoing development and/or acquisition of new technologies.  Dr. Bosch led the process of designing the protocols, and managed the successful preparation and submission of our Investigational New Drug (IND) applications for FDA approval to conduct clinical trials for prostate cancer, brain cancer, ovarian cancer and multiple other cancers.  He also led the processes for other regulatory submissions in both the U.S. and abroad (including the successful applications for orphan drug status in both the U.S. and Europe for DCVax-L for brain cancer).  He spearheaded the development of our manufacturing and quality control processes, and is working with Cognate BioServices, Inc. on next-generation further development of these processes.  Prior to joining us in 2000, Dr. Bosch worked at the Dutch National Institutes of Health (RIVM) as head of the Department of Molecular Biology, as well as in academia as a professor of Pathobiology. He has authored more than 40 peer-reviewed research publications in immunology and virology, and is an inventor on several patent applications on dendritic cell product manufacturing.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued to our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Total
Linda F. Powers	2013	$360,000	$-	$-	$360,000
Chairperson, President	2012	$360,000	$-	$-	$360,000
& Chief Executive Officer

Alton L. Boynton, Ph.D.	2013	$295,685	$-	$-	$295,685
Chief Scientific Officer and	2012	$295,685	$-	$-	$295,685
Secretary

Anthony Maida, Ph.D.	2013	$300,000	$-	$-	$300,000
Chief Operating Officer	2012	$300,000	$-	$-	$300,000

Leslie Goldman	2013	$348,000	$-	$-	$348,000
Senior Vice President,	2012	$348,000	$-	$-	$348,000
Business Development

Marnix L. Bosch, Ph.D.,	2013	$325,181	$-	$-	$325,181
M.B.A.	2012	$325,181	$-	$-	$325,181
Chief Technical Officer

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Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2013.

	Number of Securities Underlying Unexercised Options
Name and Principal Position	Exercisable		Un-exercisable	Option Exercise Price ($)	Option Expiration Date
Linda F. Powers	592,500	(1)	296,250	$10.56	6/21/2018
Chairperson, President & Chief Executive

Alton Boynton Chief Scientific Officer and Secretary	93,750	(2)	55,000	$10.56	6/21/2018
	330	(6)	-	$300.00	4/18/2014
	126	(6)	-	$21.60	2/18/2016
	89,428	(7)	-	$8.80	8/20/2022

Anthony Maida	7,500	(3)	72,994	$10.56	6/21/2018
Chief Operating Officer

Leslie Goldman	93,535	(4)	46,875	$10.56	6/21/2018
Senior Vice President, Business Development

Marnix Bosch	93,846	(5)	73,750	$10.56	6/21/2018
Chief Technical Officer	21	(8)	-	$300.00	9/20/2014
	52	(8)	-	$1200.00	1/10/2015
	209	(8)	-	$21.60	2/18/2016
	338	(8)	-	$28.80	12/1/2016
	31,770	(9)	21,355	$11.20	6/23/2022
	15,625	(10)	-	$8.80	8/20/2022

(1)	In conjunction with the employment agreement entered into between us and Ms. Powers on June 8, 2011, and in recognition of Ms. Powers’ service to our Company while serving as Chair during the preceding four years, we granted Ms. Powers an option to purchase 870,637 shares of our stock with an exercise price of $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extends to the earlier of 18 months or our reaching the primary endpoint of our GBM brain cancer clinical trial. One-third of the options vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(2)	In conjunction with the employment agreement entered into between us and Dr. Boynton on June 8, 2011, we issued Dr. Boynton an option to purchase 145,162 shares of our stock with an exercise price of $10.56 per share. 86,035 options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remaining 51,627 options will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(3)	In conjunction with the employment agreement entered into between us and Dr. Maida on May 31, 2011, we issued Dr. Maida an option to purchase 76,163 shares of our stock with an exercise price of $10.56 per share. No options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remainder will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

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(4)	In conjunction with the employment agreement entered into between us and Mr. Goldman on June 8, 2011, we issued Mr. Goldman an option to purchase 137,750 shares of our stock with an exercise price of $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extends to the earlier of 18 months or our reaching the primary endpoint of our GBM brain cancer clinical trial. One-third vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(5)	In conjunction with the employment agreement entered into between us and Dr. Bosch on June 8, 2011, we issued Dr. Bosch an option to purchase 145,473 shares of our stock with an exercise price of $10.56 per share. 51,971 options vested on the grant date. 7,500 options vested in equal monthly portions over the term of the employment agreement. The remaining 51,627 options will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(6)	These options were granted under the 1999 Plan, the 2001 Plan and under Dr. Boynton’s previous employment agreement. Each of these option grants vests over a four year period. One-fourth of each option grant vests on the first anniversary of the grant date and the remaining three-fourths of each grant vests in equal monthly installments over the remaining three year vesting period.

(7)	This option was granted under the 2007 Stock Option Plan. The options were granted August 21, 2009 and vested over a one year period and are exercisable over a 10 year period from issuance at a price of $8.80 per share.

(8)	These options were granted under the 1999 Plan and the 2001 Plan. Each of these option grants vested over a four year period. One-fourth of each option grant vested on the first anniversary of the grant date and the remaining three-fourths of each grant vested in equal monthly installments over the remaining three year vesting period.

(9)	These options were granted under the 2007 Stock Option Plan. 1,250 options vested each month until May 31, 2013. In addition, 6,250 options vest upon each of Swiss Approval, full Enrollment in Phase II Glioblastoma Multiforme clinical study and FDA approval of NDA.

(10)	This option was granted under the 2007 Stock Option Plan. This option grant vested over the balance of 2009 with 7,813 vesting on the grant date and the remainder vesting on December 31, 2009.

Employment Agreements

In May 2011, we entered into employment agreements with each of Linda Powers, Dr. Alton Boynton, Leslie Goldman and Marnix Bosch. In June 2011, we entered into an employment agreement with Dr. Anthony Maida. All of these agreements expired at the end of their respective terms in May or June 2013.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2013.

		Fees Earned
		or Paid in	All other
Name	Year	Cash	Compensation	Total

Robert A. Farmer	2013	$120,000	$-	$120,000
Dr. Navid Malik	2013	$-	$-	$-
Jerry Jasinowski	2013	$-	$-	$-

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Cognate BioServices

On July 31, 2013, Cognate BioServices, Inc., or Cognate, agreed to convert an aggregate of $11.6 million in notes payable into shares of our common stock at a conversion price of $4.00 per share, which resulted in the issuance of an aggregate of 2.9 million shares of common stock. The conversion shares will be subject to a lock-up period of 18 months from the date of their issuance. Under the lock-up, the shares cannot be sold or traded. The conversions and lock-up are subject to a most favored nation provision with respect to terms provided to other investors.

On a going forward basis, commencing with August 2013, we and Cognate agreed to establish a regular ongoing arrangement for payment of at least half of each invoice in shares of our common stock, and the remainder in cash, at $4.00 per share. The conversions are subject to a most favored nation provision with respect to terms provided to other investors. The arrangement will continue until terminated by mutual agreement.

On January 17, 2014, we entered into the following agreements (collectively, the “Cognate Agreements” or the “Agreements”) with Cognate for manufacturing and related services for our DCVax® products:

•	a DCVax®-L Manufacturing and Services Agreement;
•	a DCVax®-Direct Manufacturing and Services Agreement;
•	an Ancillary Services Agreement; and
•	a Manufacturing Expansion Services Agreement.

Together, these Agreements provide for substantial expansion of manufacturing capacity for our programs, in multiple regions, as well as development of the necessary systems and logistics, and other near-term and long-term preparations, for large scale scale-up of our programs.

The DCVax®-L Manufacturing and Services Agreement replaces the prior manufacturing services agreement, dated April 1, 2011, between us and Cognate, and provides for manufacturing of DCVax®-L products for various cancers, including brain cancer, and related services.  In return for the services provided by Cognate during 2013 in excess of the services that we had contracted for under the prior Services Agreement, and in return for the completion of milestones by Cognate, and to cover the initiation of substantially expanded DCVax®-L manufacturing services following execution of the DCVax®-L Manufacturing and Services Agreement, we made a milestone and initiation payment, comprised of 1,020,273 shares of our common stock and a warrant to purchase 486,802 shares of our common stock. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance.

The DCVax®-Direct Manufacturing and Services Agreement provides for these services to continue and to expand substantially along with expansion of our DCVax®-Direct program. In return for the services provided by Cognate during 2013, and the completion of milestones by Cognate, and to cover the initiation of substantially expanded DCVax®-Direct manufacturing services following execution of the DCVax®-Direct Manufacturing and Services Agreement, we made a milestone and initiation payment. Such payment comprised of 1,683,451 shares of our common stock and a warrant to purchase 803,224 shares of our common stock. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance.

  The Ancillary Services Agreement provides for other categories of services that will be needed on an expanded scale for clinical programs, compassionate use and other early access or expanded access programs, and eventual commercialization.  In return for the services provided by Cognate during 2013, and the completion of milestones by Cognate, and to cover the initiation of a broad scope of Ancillary Services on an accelerated basis, we made a milestone and initiation payment comprised of 1,326,355 shares of our common stock and a warrant to purchase 632,843 shares of our common stock. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance and a cashless exercise provision.

 The Manufacturing Expansion Services Agreement covers services associated with designing and developing new or expanded manufacturing capacity or facilities dedicated to the Company’s DCVax products, preparing the regulatory submissions, and obtaining and maintaining applicable certifications. In return for the services provided by Cognate during 2013, and to cover the initiation of a broad scope of Manufacturing Expansion Services on an accelerated basis, we made a Milestone and Initiation Payment comprised of 1,071,287 shares of our common stock and a warrant to purchase 511,142 shares of our common stock. The warrants are exercisable at $4.00 per share, and have an exercise period of five years from issuance and a cashless exercise provision.

We also entered into a Lock-Up Agreement with Cognate on January 17, 2014, under which Cognate agreed to have all of the shares that are issued as part of the Milestone and Initiation Payments in the Cognate Agreements (collectively, the “Lock-Up Shares”) locked up for up to 36 months, in return for 15% warrant coverage for each 6-month period of lock-up, on the same terms as the warrants in the Cognate Agreements. During the lock-up, the Lock-Up Shares may not be sold or traded on the market. These lock-up terms are subject to the same most favored nation treatment as provided in the Cognate Agreements as described above. We

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also agreed to extend the exercise period of all current and past warrants held by or on behalf of Cognate for three additional years from their existing expiration dates.

Beginning on July 31, 2013, pursuant to this arrangement, we have issued to Cognate an aggregate of 8,907,750 shares and warrants to purchase an aggregate of 4,582,176 shares through September 30, 2014.

The amounts paid by us in shares and warrants under each of the Cognate Agreements will be subject to adjustment on a most favored nation basis relative to the terms provided by us to any other investor or creditor during the term of such Agreement, so that the terms of all securities issued or issuable under the agreements will have terms no less favorable to Cognate than the terms of any securities issued or issuable to any other investor or creditor during the term of the respective Agreement, including not only the price and terms of securities issued but also additional securities, rights and/or benefits to the investor or creditor (including warrants, rights of first refusal, pre-emptive rights, and/or other securities, rights or benefits). On November 12, 2014, the Board approved the issuance of 8,052,092 shares of common stock to Cognate for services and most favored nation provisions in accordance with the Cognate agreements. On November 12, 2014, the Board approved the issuance of 3,812,555 warrants to Cognate for services and most favored nation provisions in accordance with the Cognate agreements.  The warrants will have a term of 5.0 years and an initial exercise price of $4.00, and will be subject to a most favored nation provision.

  In July 2013, we received a short-term loan of $0.6 million from Cognate. The short-term loan was paid-in-full during the third quarter of 2013. In October and November 2013, we received short-term loans of $0.6 million from Cognate. These short-term loans were paid-in-full during December of 2013.

In March 2013, we received a short-term loan of $0.2 million from Toucan Capital. The short-term loan was paid-in-full during the second quarter of 2013. Linda Powers, our Chief Executive Officer and a director, is a principal of Toucan Capital, which also is a substantial stockholder.

In March 2013, we received a short-term loan of $0.2 million from Leslie Goldman, our Senior Vice President, Business Development. The short-term loan was paid-in-full during the second quarter of 2013.

Review, approval or ratification of transactions with related persons

With respect to reviewing and approving related-party transactions, the Board reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with officers, directors or 5% stockholders are on market-based terms, and are approved by a majority of our independent and disinterested directors.

Audit Committee Report

As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability, and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2013. The Audit Committee has discussed with Marcum LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from Marcum LLP, our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements were compatible with maintaining Marcum LLP’s independence.

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Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

THE AUDIT COMMITTEE

Robert A. Farmer

Jerry Jasinowski

Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Paid to Marcum LLP

Marcum LLP was engaged in 2013 and served as our independent public accounting firm for the fiscal year ended December 31, 2013.

Audit Fees

The aggregate fees billed and unbilled of the fiscal year ended December 31, 2013 for professional services rendered by Marcum for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $175,000.

Audit-Related Fees

There were no fees billed in the fiscal year ended December 31, 2013 for assurance and related services rendered by Marcum related to the performance of the audit or review of our financial statements.

Tax and Other Fees

There were no fees billed in the fiscal year ended December 31, 2013 for professional services rendered by Marcum for tax related services or other fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2013 and 2012.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our stock, or Reporting Persons, to file with the SEC initial reports of ownership and changes in ownership of our stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that during our fiscal year ended December 31, 2013 all Reporting Persons timely complied with all applicable filing requirements, except that Cognate Bioservices made non-timely filings of Form 4 reports for the issuance to Cognate of (i) a warrant on July 31, 2013 to purchase 2,116,064 shares of common stock, (ii) 2,902,072 shares of common stock on August 8, 2013, (iii) 233,042 shares and a warrant to purchase 111,521 shares of common stock on December 2, 2013, and (iv) 257,439 shares and a warrant to purchase 128,720 shares of common stock on December 19, 2013, all of which acquisitions were pursuant to the conversion of accounts payable owed to Cognate, which reports have not been filed. In addition, each of Dr. Navid Malik and Jerry Jasinowski has not filed a Form 3 in connection with their appointment to the Board of Directors.

Stockholder Proposals for the 2015 Annual Meeting of Stockholders

We have not yet determined when we will hold the 2015 annual meeting of stockholders, but we anticipate issuing a press release announcing such date when it is determined. Proposals of stockholders intended to be presented at the 2015 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on July 29, 2015 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Northwest

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Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2015 annual meeting will be held is changed by more than 30 calendar days from the date of the 2014 annual meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.

The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,

/s/Linda F. Powers
Chairperson of the Board of Directors

November 26, 2014

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Northwest Biotherapeutics, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 19, 2014.

Vote by Internet

- Go to **www.investorvote.com/NWBO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed, FOR Proposals 2 and 4, and FOR a three-year period on Proposal 3.

+

1. Election of Class II Directors:

	For	Withhold		For	Withhold
01 - Robert A. Farmer	☐	☐	02 - Jerry Jasinowski	☐	☐

	For	Against	Abstain
2. Approval, on an advisory basis of Northwest Biotherapeutics, Inc.'s 2013 executive compensation.	☐	☐	☐
4. Ratification of the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. Approval, on an advisory basis of the frequency with which future advisory votes on executive compensation should be held.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X +

01XK2B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Northwest Biotherapeutics, Inc.

Notice of 2014 Annual Meeting of Shareholders

Linda Powers and Leslie Goldman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc. to be held on December 19, 2014, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Class II Director nominees listed, FOR approval on an advisory basis of the 2013 executive compensation, FOR a three-year period on future advisory votes on executive compensation, and FOR the ratification of the appointment of Marcum LLP as the Corporation's registered public accounting firm.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)